EXHIBIT 10.1

HAVERTY FURNITURE COMPANIES, INC.

CLASS A SHAREHOLDERS AGREEMENT

HAVERTY FURNITURE COMPANIES, INC.
CLASS A SHAREHOLDERS AGREEMENT

THIS CLASS A SHAREHOLDERS AGREEMENT (this “Agreement”) is made as of June 5, 2012 by and among Haverty Furniture Companies, Inc., a Maryland corporation (the ‘Company”) and the holders of Class A Common Stock, par value $1.00 per share (the “Class A Stock”) of the Company set forth on Annex I hereto (collectively, the “Shareholders,” and individually, a “Shareholder”).

BACKGROUND

Each of the Shareholders holds the number of shares of Class A Stock set forth opposite their name Annex I hereto.  The Shareholders desire to enter into this Agreement with the Company to memorialize in writing the historical practices followed by holders of the Class A Stock in connection with disposition of their Class A Stock holdings.  The shares of Class A Stock set forth opposite the names of each Shareholder on Annex I hereto, together with any shares of Class A Stock hereinafter acquired by a Shareholder are collectively referred to herein as the “Shares.”

The parties agree as follows:

1.           Restriction on Transfer.

(a)           Except pursuant to Section 1(b) or Section 1(c) of this Agreement, each Shareholder shall not sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose of, including transfers pursuant to the laws of testate or intestate succession, marital dissolution, legal separation or otherwise by operation of law (collectively, “Transfer”) any of the Shares, without the prior written consent of the Company.

(b)           Notwithstanding Section 1(a) of this Agreement, each Shareholder shall be permitted to Transfer Shares to a Permitted Transferee, provided, as a condition to the effectiveness of any such Transfer, the Permitted Transferee executes a counterpart to this Agreement, thereby agreeing to be bound by all of the terms and conditions of this Agreement as a Shareholder hereunder.  For purposes of this Agreement, a “Permitted Transferee” of a Shareholder shall mean:  (1) such Shareholder’s spouse, children, parents or siblings (“Family Members”); (2) such Shareholder’s estate; (3) any trust established solely for the benefit of such Shareholder and/or any of such Shareholder’s Family Member(s); (4) any partnership, corporation, limited liability company or other entity that is wholly owned and controlled by such Shareholder and/or any such Shareholder’s Family Member(s); (5) to the extent a Shareholder is a partnership, limited liability company, corporation, trust or estate as of the date of this Agreement, any existing partner, member, shareholder or beneficiary of such Shareholder as of the date hereof; (6) any charitable foundation or organization; and (7) the Company.

(c)           Notwithstanding Section 1(a) of this Agreement, nothing herein shall limit, restrict or otherwise prohibit or call into question:  (1) Any pledge, hypothecation, mortgage or encumbrance placed by or on behalf of any Shareholder on any Shares on or prior to the date hereof (“Pre-existing Arrangements”) or, subject to compliance by such Shareholder with the obligations set forth in Section 2(b) hereof, any subsequent disposition of such Shares by the counter party thereto; (2) Any bona-fide pledge, hypothecation, mortgage or encumbrance by or on behalf of any Shareholder on any Shares on or after the date hereof (“Subsequent Arrangement”), provided such Shareholder enters into documentation reasonably acceptable to the Company with the counter party to such Subsequent Arrangement confirming that such Shares will be converted into Common Stock in accordance with the Company’s Charter prior to disposition of any such collateral by the counterparty to such Subsequent Arrangement to any person other than a Permitted Transferee; or (3) Any transfer of Shares by a Shareholder in connection with a merger, tender offer or business combination involving the Company, provided, such merger, tender offer or business combination has been approved by at least three-quarters (3/4s) of the members of the Board of Directors of the Company.

2.           Agreement to Convert.

(a)           To the extent a Shareholder desires to Transfer any Shares to someone other than a Permitted Transferee, such Shareholders shall first convert such Shares into shares of Common Stock in accordance with the Company’s Charter and shall be free thereafter to Transfer such shares of Common Stock to any such party without restriction or limitation hereunder.

(b)           To the extent a Shareholder has entered into a Pre-Existing Arrangement prior to the date of this Agreement, such Shareholder agrees to exercise reasonable good faith efforts to cause any such Shares subject to such Pre-Existing Arrangement to be converted into Common Stock in accordance with the Company’s Charter prior to disposition of any such collateral by the counter party to such Pre-Existing Arrangement to any person other than a Permitted Transferee.

3.           Common Stock.

(a)           Nothing in this Agreement shall operate to restrict or otherwise limit the sale, assignment, transfer, pledge, hypothecation, mortgage, encumbrance or disposition of any shares of Common Stock owned by a Shareholder.

4.           Stock Certificate Legends.  The certificates evidencing the Shares shall be endorsed with the following legend:

“THE SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHICATION, MORTGAGE, ENCUMBERANCE OR OTHER DISPOSITION (COLLECTIVELY, A “TRANSFER”) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS AND RESTRICTIONS SPECIFIED IN THE CLASS A SHAREHOLDERS AGREEMENT, DATED AS OF JUNE 5, 2012, AMONG THE COMPANY AND CERTAIN SHAREHOLDERS THEREOF, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS AND RESTRICTIONS HAVE BEEN FULFILLED OR SATISFIED WITH RESPECT TO SUCH TRANSFER.  A COPY OF THE CONDITIONS OR AGREEMENTS REFERENCED ABOVE MAY BE OBTAINED BY THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

5.           Term/Termination.  This Agreement will terminate on the twentieth (20th) anniversary of the date hereof.

6.           General Provisions.

(a)           Each of the Company and the Shareholders represent and warrant to each other that each has appropriate authority and/or capacity to enter into this Agreement, each has duly executed and delivered this Agreement and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

(b)           This Agreement shall be governed by the laws of the State of Maryland.  This Agreement represents the entire agreement between the parties with respect to the subject matter hereof and may only be modified or amended in a writing signed by all parties.

(c)           Any notice, demand or request required or permitted to be given by either the Company or any Shareholder pursuant to the terms of this Agreement must be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, first class with postage prepaid, and addressed to the parties at the addresses of the parties set forth on Annex I hereto or such other address as a party may request by notifying the other parties in writing.

(d)           A party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement.  The rights granted the parties under this Agreement are cumulative and shall not constitute a waiver of a party’s right to assert all other legal remedies available to it under the circumstances including, but not limited to, any and all equitable remedies, including specific performance and injunctive remedies.

(e)           Each of the Shareholders agrees upon reasonable request of the Company to execute any further documents or instruments and/or to take such further action as may be necessary, desirable or appropriate to carry out the purposes or intent of this Agreement.

(f)           Each of the Shareholders has reviewed this Agreement in its entirety, has had an opportunity to obtain the appropriate advice and counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

(g)           As used in this Agreement, the word “including” means “including, without limitation” in each instance.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

COMPANY

HAVERTY FURNITURE COMPANIES, INC

By:  /s/ Dennis L. FInk
Name:  Dennis L. Fink
Title:  EVP & CFO

Address: 780 Johnson Ferry Road, Suite 800
          Atlanta, Georgia 30342

SHAREHOLDERS

H5, L.P

By:  /s/ Rawson Haverty, Jr.
Name: Rawson Haverty, Jr.
Its:  General Partner

VILLA CLARE PARTNERS, L.P.

By: /s/ Clarence H. Smith
Name: Clarence H. Smith
Its:  Managing Partner

RIDGE PARTNERS, L.P.

By:  /s/ Frank S. McGaughey, III
Name: Frank S. McGaughey, III
Its:  General Partner

RAWSON HAVERTY, JR.

By: /s/ Rawson Haverty, Jr.
Name: Rawson Haverty, Jr.

CLARENCE H. SMITH

By: /s/ Clarence H. Smith
Name: Clarence H. Smith

FRANK S. MCGAUGHEY, III

By: /s/ Frank S. McGaughey, III
Name: Frank S. McGaughey, III

ANNEX I
As of June 5, 2013

Holders of Class A Stock - Shareholders

Name	Shares of Class A Stock

H5, L.P.	854,453

Villa Clare Partners, L.P.	603,497

Ridge Partners L.P.	108,510

Rawson Haverty, Jr.	100,451

Clarence H. Smith	65,130

Frank S. McGaughey, III	65,985

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the 31st day of October, 2012 and the Company acknowledges and consents hereto.

MARITAL TRUST FOB MARGARET M. HAVERTY
U/W 7-21-03

By:  /s/ J. Rawson Haverty, Jr.
Name:  J. Rawson Haverty, Jr.
Its:  Trustee

By:  /s/ Jane M. Haverty
Name:  Jane M. Haverty
Its:  Trustee

By:  /s/ Ben M. Haverty
Name:  Ben M. Haverty
Its:  Trustee

COMPANY

HAVERTY FURNITURE COMPANIES, INC.

By:  /s/ Jenny H. Parker
Name:  Jenny H. Parker
Title:  Senior Vice President, Finance, Secretary and Treasurer
Address:  780 Johnson Ferry Road, NE, Suite 800
                  Atlanta, GA 30157

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the 1st day of November, 2012 and the Company acknowledges and consents hereto.

MARITAL TRUST B FOB MARGARET M. HAVERTY U/W 7-21-03

By:  /s/ J. Rawson Haverty, Jr.
Name:  J. Rawson Haverty, Jr.
Its:  Trustee

By:  /s/ Jane M. Haverty
Name:  Jane M. Haverty
Its:  Trustee

By:  /s/ Ben M. Haverty
Name:  Ben M. Haverty
Its:  Trustee

COMPANY

HAVERTY FURNITURE COMPANIES, INC.

By: /s/ Jenny H. Parker
Name: Jenny H. Parker
Title: Senior Vice President, Finance, Secretary and Treasurer
Address: 780 Johnson Ferry Road, NE, Suite 800
Atlanta, GA 30157

ANNEX I
As of November 1, 2012

Holders of Class A Stock - Shareholders

Name	Shares of Class A Stock

H5, L.P.	665,823

Villa Clare Partners, L.P.	603,497

Ridge Partners L.P.	108,510

Rawson Haverty, Jr.	100,451

Clarence H. Smith	65,130

Frank S. McGaughey, III	65,985

Marital Trust FOB Margaret M. Haverty U/W 7-21-03	120,930

Marital Trust B FOB Margaret M. Haverty U/W 7-21-03	67,700

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the 11th day of December, 2012 and the Company acknowledges and consents hereto.

MARGARET MUNNERLYN HAVERTY REVOCABLE TRUST DATED AUGUST 15, 2007

By: /s/ J. Rawson Haverty, Jr.
Name: J. Rawson Haverty, Jr.
Its: Trustee
By: /s/ Jane M. Haverty
Name: Jane M. Haverty
Its: Trustee
By: /s/ Ben M. Haverty
Name: Ben M. Haverty
Its: Trustee

COMPANY
HAVERTY FURNITURE COMPANIES, INC.
By: /s/ Jenny H. Parker
Name: Jenny H. Parker
Title: Senior Vice President, Finance, Secretary and Treasurer
Address: 780 Johnson Ferry Road, NE, Suite 800
Atlanta, GA 30157

ANNEX I
As of December 11, 2012

Holders of Class A Stock - Shareholders

Name	Shares of Class A Stock

H5, L.P.	665,823

Villa Clare Partners, L.P.	603,497

Ridge Partners L.P.	108,510

Rawson Haverty, Jr.	100,451

Clarence H. Smith	65,130

Frank S. McGaughey, III	65,985

Marital Trust FOB Margaret M. Haverty U/W 7-21-03	0

Marital Trust B FOB Margaret M. Haverty U/W 7-21-03	0

Margaret Munnerlyn Haverty Revocable Trust Dated August 15, 2007	120,930